Exhibit 10.1

EXECUTION DRAFT

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of May 7, 2019, is entered into by and among Andeavor Logistics LP, a Delaware limited partnership (“ANDX”), MPLX LP, a Delaware limited partnership (“MPLX”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of ANDX (“ANDX GP”), Western Refining Southwest, Inc., an Arizona corporation (“Southwest”, and together with ANDX GP, each a “Unitholder” and collectively the “Unitholders”), and, solely for the purpose of Section 8, Marathon Petroleum Corporation, a Delaware corporation (“MPC” and each of MPC, the Unitholders, ANDX and MPLX, each a “Party” and collectively the “Parties”).

RECITALS

1. Concurrently herewith, ANDX, ANDX GP, MPLX, MPLX GP LLC, a Delaware limited liability company and the general partner of MPLX, and MPLX MAX LLC, a Delaware limited liability company and a wholly owned Subsidiary of MPLX (“Merger Sub”), are entering into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will be merged with and into ANDX, with ANDX as the surviving entity (the “Merger”).

2. As of the date hereof, each Unitholder is the Record Holder and beneficial owner in the aggregate of, and has the right to vote and dispose of, the number of ANDX Common Units set forth opposite such Unitholder’s name on Schedule A hereto (the “Existing Units”).

3. As a condition and inducement to ANDX’s and MPLX’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, ANDX, MPLX and the Unitholders are entering into this Agreement.

4. The Unitholders acknowledge that ANDX and MPLX are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Unitholders set forth in this Agreement and would not enter into the Merger Agreement if the Unitholders did not enter into this Agreement.

5. In consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties agree as follows:

1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

“ANDX Proxy Designee” means a Person designated by the MPLX Conflicts Committee by written notice to each of the Parties, which notice may simultaneously revoke the designation of any other Person as an ANDX Proxy Designee.

“Covered Units” means, with respect to each Unitholder, such Unitholder’s Existing Units, together with any ANDX Common Units that such Unitholder becomes the Record Holder or beneficial owner of on or after the date hereof.

“Date of Termination” has the meaning set forth in Section 5.

“Record Holder” has the meaning ascribed thereto in the ANDX Partnership Agreement.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise); provided that, for the avoidance of doubt, a Transfer shall not include any existing or future pledges or security interests issued by either of the Unitholders in connection with a bona fide loan but will, for the avoidance of doubt, include any foreclosure thereon.

2. Agreement to Deliver Written Consent. Prior to the Date of Termination (as defined herein), each Unitholder irrevocably and unconditionally agrees that it shall (a) within two Business Days after the Registration Statement becomes effective under the Securities Act (but, for the avoidance of doubt, not until such Registration Statement becomes effective), deliver (or cause to be delivered) a written consent pursuant to Section 13.11 of the ANDX Partnership Agreement covering all of the Covered Units approving (in all manners and by each applicable class) the Merger, the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement, (b) not revoke any such written consent delivered in accordance with clause (a), and (c) at any meeting of the limited partners of ANDX (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Covered Units to be counted as present thereat for purpose of establishing a quorum and vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Units (in all manners and by each applicable class) (i) in favor of the approval of the Merger, the Merger Agreement and any other matter necessary or desirable for the consummation of the transactions contemplated by the Merger Agreement, including the Merger, and (ii) against (A) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of ANDX or any Subsidiary of ANDX contained in the Merger Agreement and (B) any other action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement. If any Unitholder is the beneficial owner, but not the Record Holder, of any Covered Units, such Unitholder agrees to take all actions necessary to cause the Record Holder and any nominees to vote (or execute a consent with respect to) all of such Covered Units in accordance with this Section 2. Except as otherwise set forth in or contemplated by this Agreement, each Unitholder may vote the Covered Units in its discretion on all matters submitted for the vote of unitholders of ANDX or in connection with any written consent of ANDX’s unitholders in a manner that is not inconsistent with the terms of this Agreement.

3. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) FROM AND AFTER THE DATE HEREOF UNTIL THE DATE OF TERMINATION, EACH UNITHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS, SUZANNE GAGLE AND MOLLY R. BENSON, AND ANY OTHER ANDX PROXY DESIGNEE (AS DEFINED ABOVE), EACH OF THEM INDIVIDUALLY, AS SUCH UNITHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE (OR EXECUTE A WRITTEN CONSENT WITH RESPECT TO) THE COVERED UNITS SOLELY IN ACCORDANCE WITH SECTION 2. THIS PROXY IS IRREVOCABLE (UNTIL THE DATE OF TERMINATION AND EXCEPT AS TO ANY ANDX PROXY DESIGNEE WHOSE DESIGNATION AS A PROXY DESIGNEE IS APPROPRIATELY REVOKED) AND COUPLED WITH AN INTEREST AND EACH UNITHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED BY SUCH UNITHOLDER WITH RESPECT TO THE COVERED UNITS (AND EACH UNITHOLDER HEREBY REPRESENTS TO ANDX AND MPLX THAT ANY SUCH OTHER PROXY IS REVOCABLE). EACH UNITHOLDER HEREBY AFFIRMS THAT THE IRREVOCABLE PROXY SET FORTH IN THIS SECTION IS GIVEN IN CONNECTION WITH THE MERGER AGREEMENT, AND THAT SUCH IRREVOCABLE PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SUCH UNITHOLDER UNDER THIS AGREEMENT.

(b) The proxy granted in this Section 3 shall automatically expire upon the termination of this Agreement.

4. No Inconsistent Agreements. Each Unitholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Date of Termination, any voting agreement or voting trust with respect to any Covered Units and (b) has not granted, and shall not grant at any time prior to the Date of Termination, a proxy or power of attorney with respect to any Covered Units, in either case, which is inconsistent with the Unitholder’s obligations pursuant to this Agreement.

5. Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) the mutual written agreement of the Parties to terminate this Agreement (such earliest date, the “Date of Termination”); provided that the provisions set forth in Sections 14 to 25 shall survive the termination of this Agreement; provided further that any liability incurred by any Party as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the Date of Termination.

6. Representations and Warranties of the Unitholders. The Unitholders hereby jointly and severally represent and warrant to ANDX and MPLX as follows:

(a) Each Unitholder is the Record Holder and beneficial owner of, and has good and valid title to, its Covered Units, free and clear of Liens other than as created by this Agreement. Each Unitholder has voting power, power of disposition, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of its Covered Units. As of the date hereof, other than the Existing Units, the ANDX GP Interest, the ANDX Special Limited Partner Interest and the TexNew Mex Units, neither Unitholder is a Record Holder of, nor owns beneficially, any (i) units or voting securities of ANDX, (ii) securities of ANDX convertible into or exchangeable for units or voting securities of ANDX or (iii) options or other rights to acquire from ANDX any units, voting securities or securities convertible into or exchangeable for units or voting securities of ANDX. The Covered Units are not subject to any voting trust agreement or other contract to which a Unitholder is a party restricting or otherwise relating to the voting or Transfer of the Covered Units. Neither Unitholder has appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Units, except as contemplated by this Agreement.

(b) Each Unitholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by each Unitholder, the performance by each Unitholder of its obligations hereunder and the consummation by each Unitholder of the transactions contemplated hereby have been duly and validly authorized by the Unitholder and no other actions or proceedings on the part of the Unitholder are necessary to authorize the execution and delivery by each Unitholder of this Agreement, the performance by each Unitholder of its obligations hereunder or the consummation by each Unitholder of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Unitholder and, assuming due authorization, execution and delivery by ANDX and MPLX, constitutes a legal, valid and binding obligation of each Unitholder, enforceable against each Unitholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

(c) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of either Unitholder for the execution, delivery and performance of this Agreement by each Unitholder or the consummation by each Unitholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by either Unitholder nor the consummation by each Unitholder of the transactions contemplated hereby nor compliance by each Unitholder with any of the provisions hereof shall (A) conflict with or violate, any provision of the organizational documents of either Unitholder, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of either Unitholder pursuant to, any contract to which either Unitholder is a party or by which either Unitholder or any property or asset of the Unitholder is bound or affected, or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to either Unitholder or any of either Unitholder’s properties or assets except, in the case of clause (B) or (C), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of either Unitholder to perform its obligations hereunder.

(d) As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against either Unitholder or, to the knowledge of the Unitholders, any other Person or, to the knowledge of the Unitholders, threatened against either Unitholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by ANDX and MPLX of their rights under this Agreement or the performance by any Party of its obligations under this Agreement.

(e) Each Unitholder understands and acknowledges that ANDX and MPLX are entering into the Merger Agreement in reliance upon the Unitholders’ execution and delivery of this Agreement and the representations and warranties of the Unitholders contained herein.

(f) Each Unitholder is an Affiliate of ANDX GP.

7. Certain Covenants of the Unitholders. Each Unitholder hereby covenants and agrees as follows, in each case except as otherwise approved in writing by ANDX and MPLX:

(a) Prior to the Date of Termination, and except as contemplated hereby, neither Unitholder shall (i) Transfer, or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Units or beneficial ownership or voting power thereof or therein (including by operation of law), (ii) grant any proxies or powers of attorney, deposit any Covered Units into a voting trust or enter into a voting agreement with respect to any Covered Units, or (iii) knowingly take any action that would make any representation or warranty of either Unitholder contained herein untrue or incorrect or have the effect of preventing or disabling either Unitholder from performing its obligations under this Agreement; provided that the foregoing shall not include or prohibit pledges or security interests relating to existing or future bona fide loans that do not prevent or disable either Unitholder from performing its obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, a Unitholder may Transfer any or all of the Covered Units, in accordance with applicable Law, to MPLX or any of its Subsidiaries; provided that prior to and as a condition to the effectiveness of such Transfer, (i) each Person to whom any of such Covered Units or any interest in any of such Covered Units is or may be Transferred shall have executed and delivered to ANDX and MPLX a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement as if such Person were the Unitholder and (ii) MPLX or its Subsidiary, as relevant, is an Affiliate of ANDX GP. Any Transfer in violation of this provision shall be void.

(b) Prior to the Date of Termination, in the event that a Unitholder becomes the Record Holder or acquires beneficial ownership of, or the power to vote or direct the voting of, any additional ANDX Common Units or other voting interests with respect to ANDX, such Unitholder will promptly notify ANDX and MPLX of such MPLX Common Units or voting interests, such ANDX Common Units or voting interests shall, without further action of the parties, be deemed Covered Units and subject to the provisions of this Agreement, and the number of ANDX Common Units held by the Unitholder set forth on Schedule A hereto will be deemed amended accordingly and such ANDX Common Units or voting interests shall automatically become subject to the terms of this Agreement.

8. Amendment to Omnibus Agreement. Prior to the Closing, MPC, ANDX GP and ANDX shall take all actions as are necessary and appropriate to amend the Fourth Amended and Restated Omnibus Agreement, dated effective as of October 30, 2017, by and among Andeavor, ANDX, ANDX GP and the other parties thereto, as amended as of the date hereof (including by that certain First Amendment to Fourth Amended and Restated Omnibus Agreement, dated as of January 30, 2019, the “Omnibus Agreement”), effective as of the Closing and in such form as is reasonably acceptable to MPLX, to reflect the admission of the New ANDX General Partner as the general partner of the Surviving Entity and provide that a “Partnership Change of Control” (as such term is defined in the Omnibus Agreement) shall not be deemed to occur unless and until MPC no longer directly or indirectly controls the general partner of ANDX.

9. Transfer Agent. Each Unitholder hereby authorizes MPLX or its counsel to notify ANDX’s transfer agent that there is a stop transfer order with respect to all Covered Units (and that this Agreement places limits on the voting and Transfer of such Covered Units); provided, however, that MPLX or its counsel will further notify ANDX’s transfer agent to lift and vacate the stop transfer order with respect to the Covered Units on the earlier of (a) the date on which the written consent of the Unitholder is delivered in accordance with Section 2 and (b) the Date of Termination.

10. Unitholder Capacity. This Agreement is being entered into by each of the Unitholders solely in its capacity as a holder of ANDX Common Units, and nothing in this Agreement shall restrict or limit the ability of either of the Unitholders or any Affiliate or any employee thereof who is a director or officer of ANDX or ANDX GP to take any action in his or her capacity as a director or officer of ANDX or ANDX GP to the extent specifically permitted by the Merger Agreement.

11. Disclosure. The Unitholders hereby authorize ANDX and MPLX to publish and disclose in any announcement or disclosure required by the SEC and in the Consent Statement/Prospectus the Unitholders’ identities and ownership of the Covered Units and the nature of the Unitholders’ obligations under this Agreement.

12. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in ANDX or MPLX any direct or indirect ownership or incidence of ownership of or with respect to any Covered Units. All rights, ownership and economic benefit relating to the Covered Units shall remain vested in and belong to the Unitholders, and ANDX and MPLX shall have no authority to direct the Unitholders in the voting or disposition of any of the Covered Units, except as otherwise provided herein.

13. Non-Survival of Representations and Warranties. The representations and warranties of the Unitholders contained herein shall not survive the closing of the Merger or the Date of Termination.

14. Modification or Amendment. Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the Parties may modify or amend this Agreement, by written agreement of the Parties; provided, however, that any such amendments or modifications must be approved by (a) in the case of amendments or modifications approved by or on behalf of MPLX, the MPLX Board, and (b) in the case of amendments or modifications approved by or on behalf of ANDX, the ANDX Conflicts Committee; provided, further, however, that the MPLX Board may not take or authorize any such action without the prior written approval of the MPLX Conflicts Committee.

15. Waiver. The failure of any Party to assert any of its rights hereunder or under applicable Law shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any Party of any of its rights hereunder precludes any other or further exercise of such rights or any other rights hereunder or under applicable Law. Whenever a determination, decision, approval, waiver, consent or notice of ANDX or MPLX is permitted or required pursuant to or otherwise in connection with this Agreement, such determination, decision, approval, waiver, consent or notice must be authorized by the ANDX Conflicts Committee, in the case of ANDX, or the MPLX Board and the MPLX Conflicts Committee, in the case of MPLX.

16. Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by email or by overnight courier:

(i)	If to the Unitholders:

c/o Marathon Petroleum Corporation

200 East Hardin Street

Findlay, Ohio 45840-3295

Attn: General Counsel

e-mail: sgagle@marathonpetroleum.com

phone: 419-421-3112

With a copy (which shall not constitute notice) to:

Jones Day,

717 Texas, Suite 3300

Houston, Texas 77002

Attn:            James Dougherty

                    Jeff Schlegel

                     Benjamin Stulberg

Telephone: (832) 239-3939

Email:         jpdougherty@jonesday.com

                     jaschlegel@jonesday.com

                     blstulberg@jonesday.com

(ii)	If to MPLX:

MPLX LP

200 East Hardin Street

Findlay, Ohio 45840-3295

Attn:           General Counsel

Telephone: 419-421-3112

Email:         sgagle@marathonpetroleum.com

With a copy (which shall not constitute notice) to:

Jones Day,

717 Texas, Suite 3300

Houston, Texas 77002

Attn:            James Dougherty

                    Jeff Schlegel

                     Benjamin Stulberg

Telephone: (832) 239-3939

Email:         jpdougherty@jonesday.com

                     jaschlegel@jonesday.com

                     blstulberg@jonesday.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attn:            William N. Finnegan IV

                    Thomas G. Brandt

Telephone: (713) 546-5400

Email:         bill.finnegan@lw.com

                     thomas.brandt@lw.com

(iii)	If to ANDX:

Andeavor Logistics LP

200 East Hardin Street

Findlay, Ohio 45840-3295

Attn:           General Counsel

Telephone: 419-421-3112

Email:         sgagle@marathonpetroleum.com

With a copy (which shall not constitute notice) to:

Jones Day,

717 Texas, Suite 3300

Houston, Texas 77002

Attn:        James Dougherty

                Jeff Schlegel

                Benjamin Stulberg

Telephone:         (832) 239-3939

Email:               jpdougherty@jonesday.com

                           jaschlegel@jonesday.com

                           blstulberg@jonesday.com

With a copy (which shall not constitute notice) to:

Sidley Austin LLP

1000 Louisiana, Suite 6000

Houston, Texas 77002

Attn:           David C. Buck

                   George Vlahakos

Telephone: (713) 495-4500

Email:        dbuck@sidley.com

                   gvlahakos@sidley.com

(iv)	If to MPC:

Marathon Petroleum Corporation

200 East Hardin Street

Findlay, Ohio 45840-3295

Attn: General Counsel

e-mail: sgagle@marathonpetroleum.com

phone: 419-421-3112

With a copy (which shall not constitute notice) to:

Jones Day,

717 Texas, Suite 3300

Houston, Texas 77002

Attn:           James Dougherty

                   Jeff Schlegel

                   Benjamin Stulberg

Telephone: (832) 239-3939

Email:         jpdougherty@jonesday.com

                     jaschlegel@jonesday.com

                     blstulberg@jonesday.com

17. Entire Agreement. This Agreement, the Merger Agreement (including any exhibits thereto), the ANDX Disclosure Letter and the MPLX Disclosure Letter constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof.

18. No Third-Party Beneficiaries. Except as provided in Section 14 and Section 15, (a) the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties hereto, in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

19. GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The Parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the Federal courts of the United States of America located in the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement, and in respect of the transactions contemplated by this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 16 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

20. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

21. Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if said Court of Chancery shall lack subject matter jurisdiction, any Federal court of the United States of America located in the County of New Castle, Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at Law. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 21, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

22. Successors and Assigns. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that MPLX may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of MPLX, ANDX may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of ANDX, and a Unitholder may Transfer any or all of the Covered Units in accordance with Section 7(a); provided further that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns. Any purported assignment in violation of this Agreement shall be null and void.

23. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

24. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

25. No Presumption Against Drafting Party. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

ANDEAVOR LOGISTICS LP

By: Tesoro Logistics GP, LLC, its general partner

By	/s/ Don J. Sorensen
	Name:	Don J. Sorensen
	Title:	President

MPLX LP

By: MPLX GP LLC, its general partner

By	/s/ Michael J. Hennigan
	Name:	Michael J. Hennigan
	Title:	President

TESORO LOGISTICS GP, LLC

By	/s/ Gary R. Heminger
	Name:	Gary R. Heminger
	Title:	Chief Executive Officer

WESTERN REFINING SOUTHWEST, INC.

By	/s/ Timothy T. Griffith
	Name:	Timothy T. Griffith
	Title:	Vice President

MARATHON PETROLEUM CORPORATION

By	/s/ Gary R. Heminger
	Name:	Gary R. Heminger
	Title:	Chief Executive Officer

[Signature Page to Support Agreement]

SCHEDULE A

Unitholder	Existing Units
Tesoro Logistics GP, LLC	ANDX Common Units: 88,624,852

Western Refining Southwest, Inc.	ANDX Common Units: 67,548,276

A-1